UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

Nelnet, Inc.
 (Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 13th Street, Suite 201, Lincoln, Nebraska	68508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 458-2370

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 31, 2007, Nelnet, Inc. (the “Company”) issued a press release announcing that the Company adopted the New York Attorney General’s Student Loan Code of Conduct. As part of this agreement, the Company will contribute $2.0 million to a national fund for educating high school seniors and their parents regarding the financial aid process. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press release of Nelnet, Inc. dated July 31, 2007 — “Nelnet Statement on Adoption of New York Attorney General’s Code of Conduct”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NELNET, INC.

Date: July 31, 2007

By: /s/ TERRY J. HEIMES
Terry J. Heimes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Nelnet, Inc. dated July 31, 2007 — “Nelnet Statement on Adoption of New York Attorney General’s Code of Conduct”

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